© Oct. 23, 2024. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Third-Quarter Earnings 2024 Dear Morningstar shareholders, In the third quarter of 2024, revenue increased 10.5%, or 10.1% on an organic basis. Operating margins and cash flow grew significantly compared to the prior-year period. Before I dive into an update, we announced today that Jason Dubinsky, our chief financial officer for the past seven-plus years, will step down at the end of this year to pursue other interests. Jason has been a terrific partner to me over his Morningstar tenure, and shareholders have benefited from his steadfast stewardship of the business. Jason leads a strong finance function that has and will continue to evolve to support the needs of our growing global organization. To ensure a smooth transition, Jason will remain engaged as a consultant through June 30, 2025, and we look forward to celebrating his leadership and friendship over the years. We are evaluating candidates to succeed Jason and will provide an update at a later date. Another strong quarter for Morningstar Credit Morningstar Credit had another top-notch quarter, making it the largest contributor to revenue growth. Overall, while increased CMBS ratings revenue has been an important driver of our strong year-to-date results, we’re also seeing strength in other areas of the structured finance market and corporates. We’re pleased to see our efforts to diversify revenue drivers paying off. We saw growth across most other parts of the business in the quarter, including PitchBook and Morningstar Data and Analytics, while continued strength in financial markets helped support growth in revenue tied to assets under management. Morningstar Sustainalytics was an exception to this strong showing, with a revenue slowdown reflecting challenges in a few areas, including ESG Risk Ratings, where vendor consolidation and softness in parts of the retail asset and wealth client segments has hurt, and in licensed ratings, where we’ve shifted our approach. While recent results are disappointing, we believe that the changes we’ve made in licensed ratings, together with enhancements to the ESG Risk Ratings launched in May and the recent extension of our EU Action Plan solutions, will support growth over the long-term. Turning to expenses, we’re continuing to manage costs effectively. Operating income increased 65% to $115.5 million and adjusted operating income increased 41.6% to $130.3 million, compared to the prior-year period. Operating margin increased from 13.6% to 20.3%, and adjusted operating margin increased from 17.8% to 22.9%. We remain focused on durable growth and increasing revenues at a faster rate than expenses over time. Our increased profitability supported higher operating and free cash flows during the quarter. We reduced outstanding debt by $35.0 million and paid a dividend of 40.5 cents per share, or $17.4 million, in the quarter. Public-private market convergence: the opportunity The past few months have seen a flurry of activity that signals accelerated efforts to bring private market investments to an ever-wider audience. Notable announcements include BlackRock’s acquisitions of Global Infrastructure Partners and Preqin, Capital Group’s collaboration with KKR to make hybrid-public private market solutions available to retail investors, Janus Henderson’s acquisition of Victory Park Capital, and State Street and Apollo’s plans to launch what would be a first-of-its-kind actively managed exchange-traded fund to invest in public and private credit. Of course, private market investing is hardly new. Pensions, endowments, and foundations have invested across a mix of public and private assets for more than two decades. But with private markets’ rapid growth to more than $13 trillion in assets as of June 2023 and a history of attractive returns, the asset management industry is increasingly determined to bring private market investments to retail investors, enabling portfolio diversification alongside higher management fees. Morningstar was early to predict the growing convergence of public and private markets, and we believe that no one has better building blocks in place to support investors of all sizes, whether they are new to investing in private assets or already established players. That growth has helped fuel PitchBook’s success since we acquired it, with revenues increasing from $31.1 million for the trailing 12 months ended June 30, 2016 to $583.3 million for the trailing 12 months ended Sept. 30, 2024. Along the way, we’ve invested to expand PitchBook’s capabilities and the reach of its data. Today, PitchBook is a platform that hosts all of Morningstar’s private market data and research together with our public equity data and research. Building on our 2022 acquisition of Leveraged Commentary & Data, we also now offer news, data, and research for the leveraged finance and

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2024 © Oct. 23, 2024. Morningstar. All Rights Reserved. private credit markets. We’ve further enriched the platform with proprietary IP, including the recently launched Manager Scores, which rank asset managers’ various fund families by strategy using a proprietary methodology designed to help limited partners evaluate a manager’s track record. While PitchBook will continue to be a key part of our value proposition as we look to the further convergence of public and private markets, the opportunity touches just about every part of the business, including, importantly, our Morningstar Data and Analytics segment. Here we bring deep expertise in building portfolio analytics and tools, developed over decades, and coverage of a wide range of investment vehicles, including open-end and exchange-traded funds, interval funds, separately managed accounts, and model portfolios. We are keenly focused on adapting these tools to help investors analyze portfolios that span public and private markets. To that end, our data teams are working to enable better portfolio analytics, including Portfolio X-Ray, Morningstar Portfolio Risk Score, and liquidity tools for portfolios that hold private assets. Other items on our road map include a standalone interval fund universe that enables better discoverability in Direct and an updated classification schema for alternative investments. Expansion of private market investments to retail investors will require improved benchmarking capabilities, and there’s also demand from asset owners and other institutional investors in this space. PitchBook continues to enhance its series of benchmarks covering all private market asset classes to help investors understand fund performance across asset class, industry, size, and vintage year, and providing transparency down to the underlying fund level in each benchmark. Meanwhile, Morningstar Indexes is also working closely with PitchBook in an ongoing effort to deliver better private market indexes, which includes the next generation of Morningstar PitchBook Global Unicorn Indexes. As retirement plan sponsors consider adding private market options to retirement plans through target date funds and managed accounts, Morningstar Retirement is developing a scalable approach to modeling and allocating to private markets. This would include identifying key factors for plan sponsors to consider when adding investment options, modeling the characteristics of private market vehicles to aid comparison to other vehicles, and extending our personalized retirement plan participant portfolio construction methodology to include private market investments or working with advisor managed accounts where the advisory firm would determine the own allocation. Further, public-private credit market convergence presents a particularly attractive opportunity for Morningstar Credit. As banks have increasingly looked to reduce on-balance sheet risks, an increasing share of debt market financing has moved to the private arena. By early 2024, private credit markets had grown to roughly $1.5 trillion in assets – on par with the size of the high-yield credit market—and are forecasted to nearly double by 2028. That growth is expected to drive a surge in demand for private credit ratings in sectors ranging from so-called esoteric asset-backed securities and asset-based lending to investment-grade and non-investment grade private placement corporate transactions. Morningstar Credit has already made meaningful inroads in private credit and can serve this market with its already existing methodologies. We believe we’re well-positioned given the private market’s focus on execution and relationships, which we view as our competitive strengths. Since Joe Mansueto founded Morningstar 40 years ago, we’ve focused on our mission of empowering investor success, and a key part of that mission is helping investors make sense of the ever-changing investing landscape through our insights and tools. The rapid growth of private markets and their extension to retail investors presents a whole new set of opportunities and risks that have not previously been on the menu. We’re ready to bring much- needed transparency to this space. Sale of Morningstar Commodity and Energy Data Finally, a quick note on a change in our Data and Analytics segment. At the end of the quarter, we closed on the sale of our Morningstar Commodity & Energy Data business to ZEMA Global Data Corporation for $52.4 million, which is not included in the Morningstar Data product area. We initially entered this business with the acquisition of Logical Information Machines at the end of 2009, with the thesis that the datasets would prove to be complementary to our core data offering. While we’ve been pleased with the product’s performance and contributions to profit, we found that its buyer base has remained distinct from our core client segments, and we haven’t seen a meaningful opportunity to cross-sell with our other data. We ultimately decided that the business would best fit with a firm that was singularly focused on this segment of the market, driving the decision to sell it. If a business doesn’t integrate with our broader offering and enable us to better meet our clients’ needs, we will focus elsewhere.

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2024 © Oct. 23, 2024. Morningstar. All Rights Reserved. What I'm reading Here’s recent commentary by our researchers that I especially enjoyed: • Direct Indexing & Separately Managed Accounts: Maximizing Tax Efficiency, Jason Kephart, Bridget Hughes, Zachary Evens, and Andy Kunzweiler, October 17, 2024 • EU Taxonomy Reporting Review, Hortense Bioy, Noemi Pucci, Lisette Brackel, and Kate Dzhaha, October 3, 2023 • US Presidential Election Guide, Nizar Tarhuni, Dylan Cox, and Paul Condra, October 1, 2024 • 3 Lessons for Investors From Recent Market Drama, Dan Lefkovitz and Aditya Pillai, September 27, 2024 • The Evergreen Evolution, Zane Carmean, Hilary Wiek, Tim Clarke, and Emily Zheng, September 27, 2024 • 2024 Health Savings Account Landscape, Greg Carlson and Stephen Margaria, September 26, 2024 • PitchBook Sustainable Investment Survey, Hilary Wiek and Anikka Villegas, September 25, 2024 • Voice of the Asset Owner Survey 2024 Quantitative Analysis, Thomas Kuh, Arnold Gast, and Paul Schutzman, September 23, 2024 • A Closer Look at a Groundbreaking Active ETF Proposal, Brian Moriarty and Ryan Jackson, September 12, 2024 • 2024 Semiconductor Industry Outlook, Eric Compton, William Kerwin, Javier Correonero, Phelix Lee, Brian Colello, and Kazunori Ito, September 2024 • Obesity Drug Market: The Next Wave of GLP-1 Competition, Karen Andersen, Kazi Helal, and Damien Conover, September 2024 • Mutual Funds & Unicorns: Will Public and Private Equity Markets Finally Converge?,Jack Shannon, September 2024 • Morningstar DBRS Credit Estimate Snapshot: Q2 2024 Financial Metrics Deteriorate Modestly, Siyun Chen, Orest Gavrylak, Glen Leppert, and Jerry van Koolbergen, August 23, 2024 • Data Centres: An Introduction to Key Market Participants, Prime Markets in Europe, Challenges and Emerging Trends, Deniz Gokce, Michael Vidmar, Mirco Lacobucci, Mudasar Chaudhry, and Christian Aufsatz, August 6, 2024 You may also appreciate these recent pieces that share more about our strategy and product innovations: • Asset Owners Find ESG Growing ‘More Material,’ Morningstar Says, Bloomberg, September 24, 2024 • Investors First: The Convergence of Public and Private Markets, LinkedIn Live, September 20, 2024 • AssetMark amps up advisor offerings with Morningstar Wealth strategies, InvestmentNews, September 12, 2024 • Why AI Makes Data Governance Essential, Morningstar, September 5, 2024 • The Past, Present and Future with Morningstar Retirement’s Brock Johnson, 401(k) Specialist, August 2024 • Morningstar CEO on AI's investing impact, stock market outlook, and Fed rate cuts, CNBC, July 30, 2024 • Private Markets Are "Where the Momentum Is": Morningstar Investment Conference, Family Wealth Report, July 2, 2024 Best regards, Kunal

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2024 © Oct. 23, 2024. Morningstar. All Rights Reserved. This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our third quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the three months ended Sept. 30, 2024, which has been furnished to the SEC and is available on our website.